DMSLIBRARY01\28664532.v4 FIRST AMENDMENT TO CREDIT AGREEMENT THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), is made and entered into as of April 27, 2016, by and among ORION MARINE GROUP, INC., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower designated as “Guarantors” on the signature pages hereof (together with the Borrower, the “Credit Parties”), the Lenders (as defined below) party hereto constituting the Required Lenders (as defined in the Credit Agreement as defined below), and REGIONS BANK, as administrative agent and collateral agent for the Lenders (in such capacity, the “Agent”). W I T N E S S E T H: WHEREAS, the Borrower, the Guarantors, certain banks and other financial institutions from time to time party thereto (the “Lenders”) and the Agent are parties to a certain Credit Agreement, dated as of August 5, 2015 (as may be amended, restated, supplemented, increased, extended or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have made loans and certain other financial accommodations available to the Borrower; and WHEREAS, the Borrower has requested that the Required Lenders and the Agent amend certain provisions of the Credit Agreement, and subject to the terms and conditions hereof, the Required Lenders and the Agent are willing to do so. NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which are acknowledged, the Borrower, the Guarantors, the Required Lenders and the Agent agree as follows: 1. Amendments. (a) Section 1.1 of the Credit Agreement is amended by adding the following definitions in the appropriate alphabetical order: “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution. “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution

DMSLIBRARY01\28664532.v4 2 described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule. (b) Section 1.1 of the Credit Agreement is amended by amending and restating the pricing grid set forth in the definition of “Applicable Margin” in its entirety as follows: Pricing Level Consolidated Leverage Ratio Adjusted LIBOR Rate Loans and Letter of Credit Fee Base Rate Loans Commitment Fee 1 Less than 1.50 to 1.00 1.75% 0.75% 0.375% 2 Greater than or equal to 1.50 to 1.00 but less than 2.00 to 1.00 2.00% 1.00% 0.375% 3 Greater than or equal to 2.00 to 1.00 but less than 2.75 to 1.00 2.50% 1.50% 0.500% 4 Greater than or equal to 2.75 to 1.00 but less than 3.25 to 1.00 3.00% 2.00% 0.500% 5 Greater than or equal to 3.25 3.50% 2.50% 0.500% (c) Section 1.1 of the Credit Agreement is amended by amending and restating clause (d) of the definition of “Defaulting Lender” therein in its entirety as follows: (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of

DMSLIBRARY01\28664532.v4 3 a Bail-in Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. (d) Section 1.1 of the Credit Agreement is amended by adding a new clause (e) to the definition of “Permitted Acquisition” to read as set forth below, changing the existing clause (e) thereof to clause “(f)” and amending and restating the new clause (f) as set forth below and making all necessary grammatical adjustments thereto: (e) immediately before and immediately after giving effect to such Acquisition on a Pro Forma Basis, the Consolidated Leverage Ratio shall not exceed 2.50 to 1.00; and (f) (i) no Default or Event of Default shall exist and be continuing immediately before or immediately after giving effect thereto, (ii) the representations and warranties made each of the Credit Parties in each Credit Document shall be true and correct in all material respects as if made on the date of such Acquisition (after giving effect thereto) except to the extent such representations and warranties expressly relate to an earlier date, (iii) after giving effect thereto on a Pro Forma Basis, (1) the Borrower shall be in compliance with the financial covenants set forth in clauses (a) and (b) of Section 8.8 and (2) the Consolidated Leverage Ratio shall be at least 0.25 to 1.00 less than the then applicable Consolidated Leverage Ratio covenant level set forth in Section 8.8(a) and (iv) at least five (5) Business Days prior to the consummation of such Acquisition, an Authorized Officer of the Borrower shall provide a compliance certificate, in form and detail reasonably satisfactory to the Administrative Agent, affirming compliance with each of the items set forth in clauses (a) through (f) hereof. (e) Subsection 2.16(a)(iv) of the Credit Agreement is amended by amending and restating the last sentence in such Subsection in its entirety as follows: Subject to Section 11.21, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (f) Section 8.8 of the Credit Agreement is amended by amending and restating clause (a) thereof in its entirety as follows: (a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the end of any Fiscal Quarter of the Borrower (i) occurring during the period from the

DMSLIBRARY01\28664532.v4 4 Closing Date through and including December 31, 2015, to exceed 3.25 to 1.00 and (ii) thereafter, to exceed the correlative ratio set forth below: Fiscal Quarter Ending Consolidated Leverage Ratio March 31, 2016 4.00 to 1.00 June 30, 2016 3.75 to 1.00 September 30, 2016 3.25 to 1.00 December 31, 2016 3.00 to 1.00 March 31, 2017 2.75 to 1.00 June 30, 2017 and each Fiscal Quarter thereafter 2.50 to 1.00 (g) Section 11 of the Credit Agreement is hereby amended by adding a new Section 11.21 to read as follows: Section 11.21 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write- down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

DMSLIBRARY01\28664532.v4 5 (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority. 2. Conditions Precedent. Completion of the following to the satisfaction of the Agent and the Required Lenders, as evidenced by written notice to the Borrower, shall constitute express conditions precedent to the effectiveness (or consummation, as such term is used in that certain Waiver Letter, dated April 1, 2015, from the Administrative Agent and the Required Lenders to the Credit Parties) of the amendments set forth in this Amendment (and the date on which all of the foregoing shall have occurred as determined by the Agent being called herein the “First Amendment Effective Date”): (a) Executed Credit Documents. Delivery of duly executed counterparts of this Amendment in form and substance satisfactory to the Agent and the Required Lenders; and (b) Fees and Expenses. The Agent shall have confirmation that all fees and expenses required to be paid on or before the First Amendment Effective Date have been paid, including the fees and expenses of King & Spalding LLP. 3. Representations and Warranties. As of the First Amendment Effective Date, after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (or, with respect to any such representation or warranty that is modified by materiality or Material Adverse Effect, are true and correct in all respects) on and as of the First Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date, and no event has occurred and is continuing or would result from the consummation of this Amendment and the transactions contemplated hereby that would constitute an Event of Default or a Default. 4. Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement, as amended hereby, and each other Credit Document to which it is a party and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement, as amended hereby, and such other Credit Documents applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations. 5. Release of Claims and Covenant Not to Sue. (a) On the First Amendment Effective Date, in consideration of the Required Lenders’ and the Agent’s agreements contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Credit Party, on behalf of itself and its successors and assigns, and its present and former members, managers, shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives, and other representatives (each Credit Party and all such other Persons being hereinafter referred to collectively as the “Releasing Parties” and individually as a “Releasing Party”), hereby absolutely, unconditionally,

DMSLIBRARY01\28664532.v4 6 and irrevocably releases, remises, and forever discharges Agent, each Lender, and each of their respective successors and assigns, and their respective present and former shareholders, members, managers, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives, and other representatives (Agent, Lenders, and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from any and all demands, actions, causes of action, suits, damages, and any and all other claims, counterclaims, defenses, rights of set-off, demands, and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every kind and nature, known or unknown, suspected or unsuspected, at law or in equity, which any Releasing Party or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have, or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause, or thing whatsoever which arises at any time on or prior to the date of this Amendment for or on account of, in relation to, or in any way in connection with this Amendment, the Credit Agreement, any of the other Credit Documents, or any of the transactions hereunder or thereunder. (b) Each Credit Party understands, acknowledges, and agrees that the release set forth above may be pleaded as a full and complete defense to any Claim and may be used as a basis for an injunction against any action, suit, or other proceeding which may be instituted, prosecuted, or attempted in breach of the provisions of such release. (c) Each Credit Party agrees that no fact, event, circumstance, evidence, or transaction which could now be asserted or which may hereafter be discovered will affect in any manner the final, absolute, and unconditional nature of the release set forth above. (d) On and after the First Amendment Effective Date, each Credit Party hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding, or otherwise) any Releasee on the basis of any Claim released, remised, and discharged by any Credit Party pursuant to clause (a) of this Section. If any Credit Party violates the foregoing covenant, the Borrower, for itself and its successors and assigns, and its present and former members, managers, shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives, and other representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation. 6. Effect of Amendment. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Credit Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and the Agent. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement or the other Credit Documents, nor constitute a waiver of any provision of the Credit Agreement or the other Credit Documents. This Amendment shall constitute a Credit Document for all purposes of the Credit Agreement. 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

DMSLIBRARY01\28664532.v4 7 8. No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto. 9. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof. 10. Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns. 11. Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto. [Signature Pages To Follow]